SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  December 18, 2009

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-26480

39-1804877

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

1905 W. STEWART AVENUE

WAUSAU, WI 54401

(Address of principal executive offices, including Zip Code)

(715) 842-2191

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2009, the Board of Directors of Peoples State Bank (the “Bank”), a wholly owned subsidiary of PSB Holdings, Inc. (“PSB”), approved amendments to certain compensatory agreements with Peter W. Knitt, the President and CEO of PSB and the Bank, and Scott M. Cattanach, the Secretary and Treasurer of PSB and the Chief Financial Officer of the Bank.  The amendments reconcile the change of control provisions that are contained in these agreements with similar arrangements that are in place with other officers of the Bank, and they confirm that a change of control transaction must close in order to trigger any payments under the agreements.  Payments under these agreements in the event of a change of control are triggered by a termination of employment that is without cause or for “good reason” (as defined in the agreement), and are equal to three times the employee’s annual base salary, including, in the case of Mr. Knitt, the average of his incentive compensation for the three most recent fiscal years.

Section 8 – Other Events

Item 8.01.

Other Events

Director Compensation

On December 15, 2009, the 2005 Directors Deferred Compensation Plan was revised to correct a typographical error in Section 5(c)(iii)(x) of the plan and confirm that, in calculating interest on accounts, a director is credited with interest based on the number of days he or she served as a director during a partial year of service.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Amendment to Amended and Restated Employment Agreement between Peoples State Bank and Peter W. Knitt

Exhibit 10.2

Amendment to Amended and Restated Employment Agreement between Peoples State Bank and Scott M. Cattanach

Exhibit 10.3

2005 Directors Deferred Compensation Plan as amended December 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date:  December 23, 2009

By:  SCOTT M. CATTANACH

Scott M. Cattanach

Secretary and Treasurer

EXHIBIT INDEX

to

FORM 8-K

of

PSB HOLDINGS, INC.

dated December 18, 2009

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Amendment to Amended and Restated Employment Agreement between Peoples State Bank and Peter W. Knitt

Exhibit 10.2

Amendment to Amended and Restated Employment Agreement between Peoples State Bank and Scott M. Cattanach

Exhibit 10.3

2005 Directors Deferred Compensation Plan as amended December 15, 2009